Exhibit (b)

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

AFL-CIO Housing Investment Trust

In connection with the Report on Form N-CSR of the AFL-CIO Housing Investment Trust that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Chang Suh
Chang Suh
Chief Executive Officer
AFL-CIO Housing Investment Trust

Date: August 30, 2023

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the AFL-CIO Housing Investment Trust and will be retained by the AFL-CIO Housing Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit (b)

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

AFL-CIO Housing Investment Trust

In connection with the Report on Form N-CSR of the AFL-CIO Housing Investment Trust that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Harpreet S. Peleg
Harpreet S. Peleg
Chief Financial Officer
(Principal Financial Officer)
AFL-CIO Housing Investment Trust

Date: August 30, 2023

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the AFL-CIO Housing Investment Trust and will be retained by the AFL-CIO Housing Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.